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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 9, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                  000-24439                  33-0803204
    ------------------------------------------------------------------------
     (STATE OR OTHER         (COMMISSION FILE              (IRS EMPLOYER
     JURISDICTION OF               NUMBER)               IDENTIFICATION NO.)
     INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14A-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))


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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed by Hines Horticulture, Inc. (the "Company"), the Company was pursuing the sale of its nursery facilities located in Danville, Pennsylvania, Utica, New York and Newark, New York as well as the sale of the Company's remaining real property in the Miami, Florida area.

Sale of Nursery Facilities
--------------------------

In connection therewith, effective January 9, 2007, Hines Nurseries, Inc., a California corporation and a subsidiary of the Company ("Hines Nurseries"), entered into an asset purchase agreement (the "Purchase Agreement") with KW Mohawk Valley LLC, 621 East Maple LLC, Danville PA LLC, KW Utica LLC, KW Newark LLC and KW Danville LLC, each a New York limited liability company (collectively, "Buyer"), to sell to Buyer certain real property, inventory and other assets located at the nursery facilities in Danville, Pennsylvania, Utica, New York and Newark, New York (the "Purchased Assets"). In connection with the sale of the Purchased Assets to Buyer, Hines Nurseries terminated the leases for the real property comprising its Danville, Pennsylvania nursery facility. The purchase price of the Purchased Assets was approximately $6.7 million.

The Purchase Agreement contains various other provisions, representations, warranties and covenants which are customary for transactions of this kind. With the sale of the Purchased Assets, the Company ceased active operations in the Danville, Pennsylvania, Utica, New York and Newark, New York areas.

There are no material relationships, other than with respect to the Purchase Agreement, between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and Buyer or its respective officers, directors (or any associate of any such director or officer) or affiliates on the other side.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full terms and conditions of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Sale of Land
------------

In addition, on January 10, 2007, Hines Nurseries entered into a commercial contract (the "F&J Contract") with F & J Farms, LLC, a Florida limited liability company ("F&J"), which provides, subject to conditions, for the sale to F&J of approximately 79 acres of land located in the Miami, Florida area (the "Land"). Assuming the transaction is completed, the anticipated sales price for the Land is expected to be approximately $7.2 million.

Pursuant to the terms of the F&J Contract, F&J has 30 days to inspect the Land and to perform due diligence to determine whether the Land is suitable for F&J's intended use (the "Due Diligence Period"). Subject to any rights of cancellation or termination which the parties may have, including, without limitation, F&J's inspection rights, and the other terms and conditions of the F&J Contract, the Company currently anticipates that the closing of the purchase and sale of the land will occur in March 2007.

The F&J Contract contains various other provisions, representations, warranties and covenants which are customary for transactions of this kind.

There are no material relationships, other than with respect to the F&J Contract between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and F&J or its officers, directors (or any associate of any such director or officer) or affiliates on the other side.

The foregoing description of the F&J Contract is not complete and is qualified in its entirety by reference to the full terms and conditions of the F&J Contract, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.


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There are statements herein which are forward-looking statements. These forward looking statements include, but are not limited to, statements about the consummation of the sale of the Land and the expected closing date under the F&J Contract. When used herein, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those expressed or implied by these forward-looking statements. Among the factors or risks that could cause actual results or events to differ from those in the forward-looking statements contained herein include the fact that the F&J Contract and the individual elements of the F&J Contract and sale of the Land are subject to various conditions, including F&J's right to terminate the F&J Contract during the Due Diligence Period and other conditions outside the control of the Company or Hines Nurseries. There can be no assurance that the transactions contemplated by the F&J Contract will close on a timely basis or at all.

You should not unduly rely on these forward-looking statements as they speak only as of the date hereof. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 10, 2007, Hines Nurseries completed the sale of the buildings, greenhouses and other improvements, potting machinery, office equipment, furniture, inventory and related materials and supplies and other assets located at the Company's Danville, Pennsylvania nursery facility (the "Danville Assets") to KW Danville LLC, a New York limited liability company ("KW Danville") pursuant to the Purchase Agreement disclosed in Item 1.01 above and attached hereto as Exhibit 10.1 and incorporated herein. The purchase price for the Danville Assets was approximately $2.9 million. The disclosures contained in
Item 1.01 above are incorporated herein.

As disclosed in Item 1.01 above there are no material relationships, other than with respect to the Purchase Agreement, between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and KW Danville or its officers, directors (or any associate of any such director or officer) or affiliates on the other side.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(b)(1)  Pro Forma Financial Information

Pro Forma financial information, including income statements for the twelve month period ended December 31, 2005 and nine month period ended September 30, 2006 and balance sheet for the period ended September 30, 2006, as required by
Article 11 of Regulation S-X. A copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

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Exhibit No.  Description
------------ -------------------------------------------------------------------

10.1 Asset Purchase Agreement by and among Hines Nurseries, Inc., KW Mohawk Valley LLC, 621 East Maple LLC, Danville PA LLC, KW Utica LLC, KW Newark LLC and KW Danville LLC dated January 9, 2007

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10.2          Commercial Contract by and between Hines Nurseries, Inc. and
              F & J Farms, LLC dated January 10, 2007

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007         HINES HORTICULTURE, INC.

                               By: /s/ Claudia M. Pieropan
                                   --------------------------------------------
                                   Claudia M. Pieropan
                                   Chief Financial Officer, Secretary and
                                   Treasurer
                                   (principal financial and accounting officer)


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Exhibit Index

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Exhibit No.  Description
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10.1          Asset Purchase Agreement by and among Hines Nurseries, Inc.,
              KW Mohawk Valley LLC, 621 East Maple LLC, Danville PA LLC, KW Utica LLC, KW Newark LLC and KW Danville LLC dated January 9, 2007

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10.2          Commercial Contract by and between Hines Nurseries, Inc. and
              F & J Farms, LLC dated January 10, 2007

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